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                                                                   Exhibit 10.15

                              AMENDED AND RESTATED
                           RANGE RESOURCES CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES


         Range Resources Corporation, a Delaware corporation, ("Company") hereby amends and restates its Deferred Compensation Plan for Directors and Select Employees ("Plan"), effective September 1, 2000. The Plan covers employees of the Company as well as employees of Great Lakes Energy Partners L.L.C. ("Great Lakes") who were previous employees of the Company. Employees of Great Lakes are Inactive Participants in the Plan and are not able to defer current amounts under the Plan. Prior Accounts of such Great Lakes Inactive Participants are fully vested and remain subject to the terms of the Plan.

1.       PURPOSE

         The primary purpose of the Plan is to provide deferred compensation to a select group of management, highly compensated employees and Directors through an unfunded "top hat" arrangement exempt from the fiduciary, funding, vesting, and plan termination insurance provisions of Title I and Title IV of the Employee Retirement Income Security Act ("ERISA"). More specifically, the Company has adopted this Plan to provide Employees with the opportunity to defer Compensation and to receive the Company Contributions they are unable to defer or receive under the Company's tax qualified cash or deferred compensation plan ("Qualified Plan"), because of limits imposed by Sections 401(a)(4), 401(k), 401(m) and 402(g) of the Internal Revenue Code ("Code") on plans to which those sections of the Code apply.

2.       DEFINITIONS AND CAPITALIZED TERMS

         The capitalized terms, set forth in alphabetical order defined below, are used throughout the Plan.

         (a) "Account" refers to the bookkeeping entries established and maintained by the Plan Administrator for the purpose of recording (i) the amounts of Compensation deferred by a Participant and Company Contributions made by the Company under this Plan, (ii) any interest earnings or losses with respect to those amounts, and (iii) any distributions to a Participant or Beneficiary.


         (b) "Beneficiary" refers to the person or entity selected to receive any portion of a Participant's Account that has not been distributed from the Plan at the time of the Participant's death. Such designation shall be on a form provided or approved by the Plan Administrator. If a Participant fails to designate a Beneficiary or no designated Beneficiary survives the Participant, the Plan Administrator may direct payment of benefits to the following person or persons in the order given below:


                  the Participant's:

                  (i)      spouse,
                  (ii)     descendants, per stirpes,
                  (iii)    parents,
                  (iv)     brothers and sisters, or
                  (v)      estate of the Participant.


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         (c)      "Board" or "Board of Directors" refers to the Board of
Directors of the Company.


         (d) "Change in Control" has the meaning specified in the Company's Change in Control Plan, as may be amended.


         (e) "Code" refers to the Internal Revenue Code of 1986, as amended from time to time.


         (f)      "Committee" refers to the Compensation Committee of the Board.


         (g) "Company," "Corporation" or "Employer" refers to Range Resources Corporation, a Delaware corporation.


         (h) "Company Contributions" refers to amounts described in Section 5.6(a) below.


         (i) "Compensation" refers to an Employee's gross salary, including any commissions, bonuses or awards, and Director's fees, payable by the Company after an Employee or Director first becomes eligible to participate in the Plan and during the period through which such participation continues. To the extent necessary to allow deferrals under the Third paragraph of Section 4.1, the Compensation shall also include any elective deferral contributions to the Employer's 401(k) plan that were limited by the application of Sections 401(k), 401(m), 402(g) or 415 of the Code.


         (j) "Director" refers to a non-employee member of the Board of Directors of the Company.


         (k) "Disabled" or "Disability" refers to a physical or mental condition of a Participant which (i) occurs after a Participant first defers Compensation under this Plan, (ii) results from an injury, disease or disorder, and (iii) renders the Participant totally and permanently incapable of continuing in his or her customary employment with the Company. In determining whether a Participant is disabled, the Plan Administrator may rely upon the conclusions of any insurance carrier that has issued a policy of disability income insurance covering the Participant or upon the conclusions of any physician acceptable to the Plan Administrator. A Participant automatically will satisfy the requirements under this Plan, with respect to submission of evidence of disability, throughout the period that he or she remains qualified for Social Security disability benefits. Any Participant who believes that he or she is entitled to any advantage, benefit, or other consideration under the Plan as a result of being Disabled shall apply to the Plan Administrator for such consideration and shall provide any evidence of Disability which the Plan Administrator in its discretion may request in a manner consistent with the Americans with Disabilities Act of 1990 and other relevant laws.


         (l)      [Intentionally Omitted]


         (m) "Effective Date" of the amended and restated Plan refers to September 1, 2000 with respect to Compensation first earned, determined or payable after that date.


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         (n)      "Employee" refers to any employee, within the meaning of
Section 3121(d) of the Code, who is highly compensated or who is a member of management selected by the Committee to participate in this Plan. The Committee shall determine whether an employee is to be considered highly compensated. Where the Committee considers appropriate in applying the provisions of this Plan, the term Employee shall include only persons who are Participants or Inactive Participants under the Plan.


         (o) "ERISA" refers to the Employee Retirement Income Security Act of 1974, as amended from time to time.


         (p) "Hardship" refers to a Participant's immediate and heavy financial need caused by an unforeseeable emergency, as described in Treasury Regulations Section 1.457-2(h)(4) and (5). In general, but without limitation, the Plan Administrator shall approve a Hardship withdrawal from a Participant's Account if the reduction does not exceed the amount needed to pay for the following unreimbursed expenses: (i) medical expenses defined in Code Section 213(d) and incurred (or to be incurred) during the calendar year by the Participant, or his or her spouse or dependents (as described in Code Section
152) as a result of a sudden or unexpected illness or accident; (ii) loss of a Participant's property as a result of a casualty or other extraordinary, unforeseeable circumstances attributable to forces beyond the participant's control; and (iii) other costs recognized by the Plan Administrator to pose an immediate and heavy financial need on the Participant as a result of an unforeseeable emergency or other factors beyond a Participant's control.


         (q) "Inactive Participant" refers to an Employee or Director who deferred Compensation under the Plan during a previous Plan Year but who does not defer any Compensation payable during the current Plan Year.


         (r)      [Intentionally Omitted]


         (s) "Participant" refers to an eligible Employee or Director who elects to defer under the Plan part or all of his or her Compensation payable during the current Plan Year.


         (t) "Plan Administrator" refers to the person, persons or entity designated by the Company to administer the Plan. If no such person or entity is serving as Plan Administrator, the Company shall be Plan Administer.


         (u)      [Intentionally Omitted]


         (v) "Plan Year" refers to the period of 12 consecutive months commencing on the first day of January of each year.


         (w) "Qualified Plan" refers to the Company's tax qualified individual account cash or deferred compensation plan subject to the limits imposed by Code Sections 401(a)(4), 401(k), 401(m), 402(g) and 415.


         (x)      [Intentionally Omitted]


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         (y)      "Termination of Employment" refers to a Director ceasing to serve as a Director or an Employee's (i) separation from service with the Company, (ii) refusal or failure to return to work within three (3) working days after the date requested by the Company, or (iii) failure to return to work at the conclusion of a leave of absence. This definition does not imply retirement from service.


         (z) "Trust" refers to a rabbi trust intended to satisfy the requirements of Revenue Procedures 92-64 and 92-65 of which a financial institution selected by the Company serves as trustee. The term "Trustee" shall include such financial institution and any successor Trustee under the Trust instrument.


3.       ELIGIBILITY

         The Committee may, from time to time, designate by name those Employees and Directors of the Company who are eligible to participate in the Plan for one or more Plan Years and the date upon which each such Employee's or Director's participation may commence. All designated Employees and Directors shall be notified by the Committee or the Plan Administrator of their eligibility to participate. An Employee or Director who receives an In-Service Withdrawal from the Plan under Section 7.2 shall not be eligible to participate in the Plan during the remainder of the Plan Year of the withdrawal and the immediately following Plan Year. An Employee's or Director's eligibility to participate in the Plan does not confer upon the Employee or Director any right to any award, bonus or other remuneration of any kind.

4.       DEFERRAL OF COMPENSATION

         4.1      Election to Defer

                  Any Director or Eligible Employee may elect to defer a percentage or dollar amount of one or more payments of Compensation for the next succeeding Plan Year, on such terms as the Plan Administrator may permit, by completing an Election of Deferral form and filing it with the Plan Administrator prior to the first day of such succeeding Plan Year (or any such earlier date as the Plan Administrator may prescribe), provided that an individual who first becomes a Director or an eligible Employee during a Plan Year may, by completing an Election of Deferral form and filing it with the Plan Administrator within 30 days of the date such individual becomes a Director or an Eligible Employee, elect to defer a percentage or dollar amount of one or more payments of Compensation for the Plan Year in which such individual becomes a Director or an Eligible Employee, on such terms as the Plan Administrator may permit, which are payable to such individual after the date upon which the individual files the Election of Deferral form. Such Election of Deferral forms may provide a separate deferral election for bonuses.

                  An election to defer a percentage or dollar amount of Compensation for any Plan Year shall apply only to that Plan Year.

                  In addition, a Participant may elect to defer an amount of Compensation equal to all or part of the amount of any elective deferral contributions that were made on his or her behalf to the Employer's 401(k) plan for the prior Plan Year but were treated as an excess deferral, an excess contribution or otherwise limited by the application of the limitations of Sections 401(k), 401(m), 415 or 402(g) of the Code, so long as the Participant so indicates on an Election of Deferral form.


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                  A Participant's Compensation shall be reduced in accordance with the Participant's election hereunder and the amount deferred hereunder shall be paid by the Employer to the Trust as soon as administratively feasible and credited to the Participant's Accounts as of the date the amounts are received by the Trustee.

         4.2      Date of Deferral

                  An eligible Employee or Director must submit his or her Election of Deferral form to the Plan Administrator no later than the last day of the deferral election period. The last day of the deferral election period shall be (a) the last day preceding the calendar year in which the eligible Employee or Director will render the services for which he or she will receive any part of the Compensation payable to the Employee or Director during that year or (b) in the first year in which the Company implements the Plan or in which an Employee or Director first becomes eligible to participate, the Employee or Director may make his or her election within the first 30 days after the later of (i) the date the Plan becomes effective or (ii) the date the Employee or Director becomes eligible to participate.

         4.3      Multiple Elections

                  An election to defer Compensation shall be effective on the date an eligible Employee or Director delivers a completed deferral election form to the Plan Administrator; provided, however, that, if the eligible Employee or Director delivers another properly completed Election of Deferral form to the Plan Administrator prior to the close of the deferral election period described in Section 4.2, the deferral election on the form bearing the latest date shall control. After the last day of the election period, the controlling election made prior to the close of the period shall be irrevocable.

         4.4      Annual Elections

                  In order to defer any portion of Compensation earned in any calendar year, an eligible Employee or Director must submit at least one completed deferral election form to the Plan Administrator before the start of that calendar year. If an Employee or Director fails to make such a submission, the Employee or Director will be deemed to have elected not to contribute to the Plan for that Plan Year.

         4.5      Hardship Adjustments

                  After an annual election has taken effect for any Plan Year, a Participant may not increase or decrease the percentage or amount of Compensation to be deferred during that Plan Year; except that a Participant has the option to cease all deferrals under the Plan during the Plan Year if such cessation would relieve the Participant of one or more Hardships without any withdrawals under this Plan.

5.       DEFERRED COMPENSATION ACCOUNTS

         5.1      Maintenance of Accounts

                  The Plan Administrator shall maintain one or more Accounts with respect to any Compensation deferred by a Participant under Article 4 above. The Plan Administrator shall credit the


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Account with the full amount of Compensation deferred in any monthly period. If the Compensation deferred is subject to federal or state employment taxes (e.g. taxes under the Federal Insurance Contributions Act or Federal Unemployment Tax
Act), said taxes shall be withheld and deducted from a portion of the Participant's Compensation not deferred under this Plan. A Participant or Inactive Participant shall be fully vested at all times in amounts deferred under Article 4 above, as adjusted for any earnings, losses, interest accruals, administrative expenses or distributions as described below.

         5.2      Investment Elections

                  In accordance with rules, procedures and options established by the Plan Administrator, a Participant shall have the right to direct the investment of his or her Account. Although the Company shall have the obligation to follow the Participant's investment directions, the Company, in its sole discretion, may satisfy its obligation from time to time in one or both of the following ways. First, the Company may invest assets allocable to the Participant's Accounts in the specific investments, in the specific amounts and for the specific periods directed by the Participant; and the Company must credit or charge the Participant's Accounts with the earnings gains or losses resulting from such investments. Second, the Company may invest assets allocable to the Participant's Accounts in any manner, in any amount and for any period of time which the Company in its sole discretion may select; but the Company must credit or charge the Participant's Accounts with the same earnings, gains or losses that the Participant would have incurred if the Company had invested the assets allocable to the Participant's Accounts in the specific investments, in the specific amounts and for the specific periods directed by the Participant. A Participant may change his or her investment directions in accordance with procedures established by the Plan Administrator. If the Participant fails to provide any investment directions at a time when the Participant has an interest in the Company's Qualified Plan, the Plan Administrator may follow the then current investment directions for the Participant 's interest in the Company's Qualified Plan. If this Plan is determined to be subject to the fiduciary provisions of Part 4 of Title I of ERISA, this Plan shall be treated as a Plan described in Section 404(c) of ERISA and Title 29 of the Code of Federal Regulations Section 2550.404c-1, in which Plan fiduciaries may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by a Participant or Beneficiary.

         5.3      Investment Earnings or Losses

                  Any amounts credited to the Account of a Participant or Inactive Participant as a result of the deferral of all or part of his or her Compensation may increase or decrease as a result of the Company's investment of such amounts during the Plan Year, as described in Section 5.2 above. A ratable share of Plan investment earnings or losses under this Section 5.3 shall be credited to the Account of a Participant or Inactive Participant, as determined in good faith by the Plan Administrator. At the sole discretion of the Plan Administrator, for any Plan Year, the Plan Administrator may allocate to the Participant's Account either (i) the full amount of the Participant's share of Plan investment earnings or losses or (ii) the full amount of such share adjusted for any federal, state or local income or employment tax consequences attributable to such earnings or losses. If the full amount of such investment earnings or losses are allocated to a Participant's Account, any federal, state or local income or employment tax consequences attributable to such earnings or losses under this Section 5.3 shall be borne by or inure to the benefit of the Company. The Participant and his or her Beneficiary understand and agree that they assume all risk in connection with any decrease in the value of the Compensation deferred under the Plan and invested in accordance with these Sections 5.2 and 5.3.


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         5.4      [Intentionally Omitted]

         5.5      Investment of Unpaid Balances

                  The unpaid balance of all Accounts payable under the Plan shall continue to be credited with the investment earnings or losses described in Sections 5.2 and 5.3.

         5.6      Company Contributions

                  (a)      Company Discretionary Contributions

                           Apart from Compensation deferrals, the Company shall
retain the right to make discretionary contributions (subject to vesting specified by the Committee) for any Participant under this Plan. Such discretionary contributions may also include matching contributions, at such rates and with respect to such Participant deferrals as determined by the Committee.

                  (b)      Adjustments to Company Contributions

                           Once credited to a Participant's Account under this
Plan, the amounts described in Section 5.6 shall accrue the interest or investment return described in Section 5.2, 5.3, and 5.5 above, and shall be paid in accord with Article 7 below.

                  (c)      Vesting in Company Contributions

                           Subject to the provisions of Section 5.6(d) below, a
Participant shall vest in matching Company contributions allocated to his or her Account on a class year basis, subject to the following vesting schedule:

                           (1) 33-1/3% at the end of the Plan Year in which the matching Company contributions are made;

                           (2) 33-1/3% at the end of the first Plan Year following the Plan Year in which the matching Company contributions are made.

                           (3) 33-1/3% at the end of the second Plan Year following the Plan Year in which the matching Company contributions are made.

                           Any portion of a Participant's Account that has not
vested on the date that a Participant's employment with Employer terminates, except as provided in this Article 5, shall be forfeited and applied as provided in Section 5.7.

                           Additionally, except as provided in Section 5.6(d)
below, a Participant shall be 100% vested if, prior to his or her Termination of Employment, the Participant attains age 65, dies, becomes Disabled, or a Change in Control occurs.


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                  (d)      Forfeitures for Misconduct

                           Without regard to a Participant's age, Disability or
death, if a Participant separates from service with the Company as a result of the Participant's gross misconduct, within the meaning of Part 6 of Title I of ERISA, regarding group health continuation coverage, or if the Participant engages in unlawful business competition with the Company, the Participant shall forfeit all amounts allocated to his or her Accounts under Section 5.6(a) and 5.6(c) above. Such forfeitures shall be retained by the Company, or be used to reduce the Company's future contributions under the Plan.

         5.7      Company's General Assets

                  All Compensation deferred under the Plan and all amounts credited to a Participant's Account under the Plan (a) are the general assets of the Company, (b) may be used in the operation of the Company's business or in any other manner permitted by law, and (c) remain subject to the claims of the Company's general unsecured creditors. By electing to participate in the Plan, Participant agrees, on behalf of Participant and his or her Beneficiary, that
(i) title to any amounts deferred under the Plan or credited to a Participant's Account remains in the Company and (ii) neither Participant nor his or her Beneficiary has any property interests whatsoever in said amounts, except as general creditors of the Company.

6.       EFFECT ON EMPLOYEE BENEFITS

         Amounts deferred under this Plan or distributed pursuant to the terms of this Plan are not taken into account in the calculation of a Participant's benefits under any employee pension or welfare benefit program or under any other compensation practice maintained by the Company, except to the extent provided in such program or practice.

7.       PAYMENT OF DEFERRED COMPENSATION ACCOUNTS

         7.1      Election as to Time and Form of Payment

                  A Participant shall elect (on the Distribution Request/Change form) the date on which the Compensation deferrals and vested Company Contributions (as adjusted for earnings and losses) will commence to be paid to the Participant. The Participant shall also elect whether the payments shall be made in either:

                  (a)      A single lump-sum payment; or

                  (b) annual installments over a period elected by the Participant of up to 10 years, with the amount of each installment to equal the balance of his or her Account immediately prior to the installment divided by the number of installments remaining.

                  Each such election will be effective for the Plan Year for which it is made and succeeding Plan Years, unless changed by the Participant. Except as provided below, any change will be effective only for Compensation deferrals and Company Contributions made for the first Plan Year beginning after the date on which the Distribution Request form containing the change is filed with the Plan Administrator. A Participant may change the date and form of payment by filing with the Plan Administrator, at least one year before payments are otherwise scheduled to commence, a new form


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specifying a new date of commencement and/or form of benefit payment.
Additionally, a Participant may request a special distribution on an Interim/Special Distribution Request form (or as otherwise provided by the Plan Administrator) to receive a specified amount from the Participant's vested Account, provided the request is made at least 12 months prior to the requested distribution. Such Interim/Special Distribution Request will not change the Participant's prior distribution election for the remaining balance in the Participant's Account. Except as otherwise provided in Article 7 below, payment of a Participant's vested Account shall be made in accordance with the Participant's elections under this Section 7.1.

         7.2      In-Service Withdrawals

                  (a)      Withdrawals to Meet Hardships

                           If at any time following the first anniversary of
initial participation in the Plan, a Participant incurs a Hardship, as described in Section 2(p) above, the Participant may, by written notice to the Plan Administrator, request that all or any specified part of his or her vested Account (but not less than $1,000 per withdrawal) be paid to the Participant; and such distribution, if approved by the Company, shall be made in a lump sum as soon as reasonably practicable following the approval by the Company. The Company shall have exclusive authority to determine whether to make a Hardship distribution from a Participant's vested Account but shall not unreasonably deny a request for such a distribution. The Company's decision shall be final and binding on all parties. Any Hardship withdrawals from an Account shall reduce the amount available for subsequent distributions from the Account, as the Company in good faith may determine.

                  (b)      Other In-Service Withdrawals

                           At any time prior to the date that a Participant is
otherwise entitled to a distribution from the Plan, the Participant may request a single-sum distribution of his or her entire vested Account balance from the Plan Administrator. If approved by the Plan Administrator, such amount will be distributed to the Participant as soon as administratively feasible, but shall be reduced by applicable taxes and a ten percent (10%) forfeiture amount. Such forfeiture amount shall be forfeited from the Participant's Account and shall be returned to the Company or used to reduce future Company Contributions.

                           Prior to Termination of Employment, a Participant may
not withdraw any funds from his or her Account, except as provided in Section
7.2 and paragraphs (a) and (b) of this Section 7.2.

         7.3      Termination of Employment

                  Unless the Committee, in its sole discretion, determines otherwise, upon Termination of Employment of a Participant or Inactive Participant for reasons other than retirement, or at any time thereafter, the Committee may distribute the vested portion of his or her Account under the Plan in a lump sum. The payment from the Account shall occur as soon as practicable following the date of such determination. For purposes of the Plan, a Participant shall not be considered to have terminated employment as long as the Participant is employed by the Employer or Great Lakes Energy Partners, L.L.C.


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         7.4      Disability

                  Upon the Disability of a Participant or Inactive Participant, the Plan Administrator shall distribute his or her Account under the Plan, in accordance with the Participant's distribution election under Section 7.1. Prior to the death of the Participant or Inactive Participant, during any period in which a Participant or Inactive Participant remains Disabled, he or she (or his or her legal representative) may request Hardship withdrawals from any undistributed portion of his or her Account, or may change the distribution election under Section 7.1 in accordance with the terms of the Plan. Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Account, as the Company in good faith may determine.

         7.5      In-Kind Distributions

                  All distributions made under the Plan shall be made in cash, except that the Committee, in its complete discretion, may make distributions in kind. If an in-kind distribution is made, the Committee shall value the property distributed at its fair market value as reasonably determined by the Committee. Without limiting the foregoing, publicly traded securities shall generally be valued by the Committee at the closing price of the security (on the national securities exchange on which it trades) on the date immediately preceding the date of the distribution.

         7.6      Death Prior to Commencement of Distributions

                  Upon the death of a Participant or Inactive Participant prior to the commencement of any distribution hereunder, the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary, in the form elected by the Participant or Inactive Participant under Section 7.1. During the period between the death of the Participant or Inactive Participant and the commencement of distributions to the Beneficiary, the Beneficiary may request Hardship withdrawals from any undistributed portion of his or her Account, or the Beneficiary may change the distribution election under Section 7.1 (with the Beneficiary having the right that the Participant had under Section 7.1 to elect the date and form of distribution). Any such Hardship withdrawals shall reduce the amount available for subsequent distributions from the Plan, as the Company in good faith may determine.

         7.7      Death After Commencement of Distributions

                  Upon the death of a Participant or Inactive Participant after the commencement of any distribution hereunder, the balance remaining in the Account of such Participant or Inactive Participant shall be distributed to his or her Beneficiary in accordance with the terms elected by the Participant or Inactive Participant under Section 7.1.

         7.8      Withholding and Other Tax Consequences

                  From any payments made under this Plan, the Company shall withhold any taxes or other amounts which federal, state or local law requires the Company to deduct, withhold and deposit. The Company's determination of the type and amount of taxes to be withheld from any payment shall be final and binding on all persons having or claiming to have an interest in this Plan or in any Account under this Plan.


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         7.9      Tax Gross-Up Payments

                  If, as a result of (a) a Participant's Termination of Employment other than for cause within 24 months of a Change in Control, (b) the Employer's amendment of the Plan in connection with a Change in Control or (c) the Employer's termination of the Plan pursuant to Section 13 in connection with a Change in Control, all or a portion of a Participant's Account is paid prior to the date the Participant had otherwise elected for such payment under the Plan without the consent of such Participant (or his Beneficiary), the Employer shall pay an additional payment (a "Tax Gross-up Payment") to the Participant (or his Beneficiary) to compensate such Participant (or his Beneficiary) for the taxes imposed with respect to the accelerated portion of the payment. The Tax Gross-up Payment shall be determined by multiplying the amount of the accelerated portion of the payment by the fraction 1/1-MR, where MR is the sum of (1) the Participant's (or the Beneficiary's) maximum income tax rate under section 1(a) of the Code as of the date of payment and (2) the rates of any other taxes (including excise taxes on excess parachute payments under Section 4999 of the Code) imposed on the Participant (or the Beneficiary) with respect to the accelerated portion of the payment. As used in this Section, the term `cause' shall mean the Participant's gross negligence or willful misconduct in performance of the duties of the Participant's employment, or the Participant's final conviction of a felony or of a misdemeanor involving moral turpitude.

         7.10     Income Tax Obligations

                  If a Participant is assessed federal, state or local income taxes by reason of, and computed on the basis of, his or her undistributed deferred Compensation or undistributed interest accrued on his or her Account, the Participant shall notify the Plan Administrator in writing of such assessment and there shall be distributed from the Participant's Account deferred Compensation or accrued interest in an amount equal to such tax assessment, together with any interest due and penalties assessed thereupon within 30 days following such notice; provided however, that if the Plan Administrator determines that such assessment is improper, it may request that the Participant contest the assessment, at the expense of the Company (which expense shall include all costs of appeal and litigation, including legal and accounting fees, and any additional interest assessed on the deficiency from and after the date of the Participant's notice to the Plan Administrator); and during the period such contest is pending, the sums otherwise distributable pursuant to this Section 7.10 shall not be distributed.

8.       FUNDING

         All amounts deferred under this Plan remain or become general assets of the Company. All payments under this Plan shall come from the general assets of the Company. The amounts credited to an Employee's Account are not secured by any specific assets of the Company. This Plan shall not be construed to require the Company to fund any of the benefits provided hereunder or to establish a trust or purchase an insurance policy or other product for such purpose. The Company may make such arrangements as it desires to provide for the payment of benefits. Neither an Employee, Participant or Inactive Participant nor his or her Beneficiary or estate shall have any rights against the Company with respect to any portion of any Account under the Plan except as general unsecured creditors. No Employee, Participant, Inactive Participant, Beneficiary or estate has an interest in any Account under this Plan until the Employee, Participant, Inactive Participant, Beneficiary or estate actually receives payment from the Account.

9.       SUSPENSION OF PAYMENTS UPON COMPANY'S INSOLVENCY

         At all times during the continuance of any trust established in connection with this Plan ("Trust"), if the Plan Administrator determines that the Company's financial condition is likely to result in the suspension of benefit payments from the Trust, the Plan Administrator shall advise Participants, Inactive Participants and Beneficiaries that payments from the Trust shall be suspended during the Company's insolvency. If the Trustee subsequently resumes such payments, the Plan Administrator shall advise Participants, Inactive Participants and Beneficiaries that, if Trust assets are sufficient, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants, Inactive Participants and Beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made directly by the Company during any period of discontinuance. No insufficiency of Trust assets shall relieve the Company of its obligation to make payments when due under the Plan.

10.      NON-ALIENATION OF BENEFITS

         The interest of any Employee, Participant, Inactive Participant or Beneficiary shall not be subject to sale, assignment, transfer, conveyance, hypothecation, encumbrance, garnishment, attachment, anticipation, pledge, alienation or other disposition prior to actual distribution from the Plan; and any attempt to effect such disposition shall be void. No portion of any Account shall, prior to receipt thereof, be subject to the debts, contracts, liabilities, or engagements of any Employee, Participant, Inactive Participant or Beneficiary. Nothing in the preceding sentence shall prohibit the Company from recovering from an Employee, Participant, Inactive Participant or Beneficiary any payments to which he or she was not entitled under the Plan.

11.      LIMITATION OF RIGHTS

         Nothing in this Plan document or in any related instrument shall cause this Plan to be treated as a contract of employment within the meaning of the Federal Arbitration Act, 9 U.S.C. 1 et seq., or shall be construed as evidence of any agreement or understanding, express or implied, that the Company (a) will employ any person in any particular position or level of Compensation, (b) will offer any person initial or continued participation or awards in any commission, bonus or other compensation program, or (c) will continue any person's employment with the Company.

12.      NOTICE UNDER WARN

         (a) Any amounts paid (i) to any Employee under the Worker Adjustment and Retraining Notification Act of 1988 ("WARN") or under any other laws regarding termination of employment, or (ii) to any third party for the benefit of said Employee or for the benefit of his or her dependents shall not be offset or reduced by any amounts paid or determined to be payable by the Company to said Employee or to his or her dependents under this Plan.

         (b) Subsequent to a Change in Control, the Company may amend, modify or terminate the Plan; provided, however, that no such amendment, modification or termination of the Plan will, without the consent of the Participant or Beneficiary, materially affect the right of such Participant or Beneficiary with respect to his or her Account as of the day prior to the date of the amendment, modification or termination. Such Account will continue to be subject to and governed by the terms of the Plan as set forth in the Plan document on the day prior to the date of the amendment, modification or termination. In addition, subsequent to a Change in Control, no change may be made to: (i) the investment options that were available to Participants and Beneficiaries under Section 5.2 of the Plan on the day prior to the Change in Control or (ii) the method of allocation selected by the Company pursuant to the third sentence of Section 5.3 of the Plan, as of the day prior to the Change in Control. Notwithstanding the foregoing, subsequent to a Change in Control, an option to invest in Company stock may be eliminated and the Company may distribute the entire value of all Accounts in lump sum payments to all Participants and Beneficiaries. Any such distribution shall be subject to the provisions of Section 7.9.


13.      AMENDMENT OR TERMINATION OF PLAN

         (a) Prior to a Change in Control, the Committee may amend, modify, suspend or terminate the Plan in any manner that does not (i) reduce any benefits accrued under this Plan or (ii) constitute a forfeiture of any benefits vested under this Plan. No Plan amendment, modification, suspension or termination may, at any time, reduce a Participant's accrued benefit under the Plan, without the consent of the Participant.


         (b) In modifying, suspending or terminating the Plan, or in taking any other action with respect to the implementation, operation, maintenance or administration of the Plan, the Board may act by a resolution of the full Board or by a resolution of the Committee.


         (c) This Plan shall terminate immediately if a court of competent jurisdiction determines that this Plan is not exempt from the fiduciary provisions of Part 4 of Title I of ERISA. The Plan shall terminate as of the date it ceased to be exempt.


         (d) Upon termination of the Plan, the Plan Administrator shall distribute all Accounts, as determined by the Plan Administrator (i) in a lump sum to all Participants or (ii) in accordance with the method designated by Participants at the time of their deferrals. Any such distribution shall be subject to the provisions of Section 7.9.


14.      ADMINISTRATIVE PROCEDURES AND DISPUTE RESOLUTION

         14.1     Administrative Authority

                  The Plan Administrator shall have discretionary authority to perform all functions necessary or appropriate to the operation of the Plan, including without limitation authority to (a) construe and interpret the provisions of the Plan document and any related instrument and determine any question arising under the Plan document or related instrument, or in connection with the administration or operation thereof; (b) determine in its sole discretion all facts and relevant considerations affecting the eligibility of any Employee or Director to be or become a Participant; (c) decide eligibility for, and the amount of, benefits for any Participant, Inactive Participant or Beneficiary; (d) authorize and direct all disbursements under the Plan; and (e) employ and engage such persons, counsel and agents and to obtain such administrative, clerical, medical, legal, audit and actuarial services as it may deem necessary in carrying out the provisions of the Plan. The Company shall be the "administrator" as defined in Section 3(16)(A) of ERISA for purposes of the reporting and disclosure requirements of ERISA and the Code.

         14.2     Expenses

                  All reasonable expenses that are necessary to operate and administer the Plan shall be paid directly by the Company. Such costs shall include fees or expenses arising from the retention of any attorneys, accountants, actuaries, consultants or recordkeepers required by the Plan Administrator to discharge its duties under the Plan. Nothing herein shall require the Company to pay or reimburse any person for any cost, liability, loss, fee or expense incurred by such person in any dispute with the Company; nor may any person reimburse himself, herself or itself from any Plan contributions or from the principal or income of investment or funding vehicle for the Plan for any such cost, liability, loss, fee or expense.

         14.3     Insurance

                  The Company may, but need not, obtain liability insurance to protect its directors, officers, employees or representatives against loss in the discharge of their responsibility in the operation of the Plan.

         14.4     Claims Procedure

                  (a) A claim for benefits shall be considered filed only when actually received by the Plan Administrator.

                  (b) Any time a claim for benefits is wholly or partially denied, the Participant, Inactive Participant or Beneficiary (hereinafter "Claimant") shall be given written notice of such denial within 30 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If there is an extension, the Claimant shall be notified of the extension and the reason for the extension within the initial 30 day period. The extension shall expire within 60 days after the claim is filed. Such notice will indicate the reason for denial, the pertinent provisions of the Plan on which the denial is based, an explanation of the claims appeal procedure set forth herein, and a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary.

         14.5     Appeal Procedures

                  (a) Any person who has had a claim for benefits denied by the Plan Administrator, or is otherwise adversely affected by the action or inaction of the Plan Administrator, shall have the right to request review by the Plan Administrator. Such request must be in writing, and must be received by the Plan Administrator within 60 days after such person receives notice of the Plan Administrator's action. If written request for review is not made within such 60-day period, the Claimant shall forfeit his or her right to review. The Claimant or a duly authorized representative of the Claimant may review all pertinent documents and submit issues and comments in writing.

                  (b) The Plan Administrator shall then review the claim. The Plan Administrator may issue a written decision reaffirming, modifying or setting aside its former action within 30 days after receipt of the written request for review, or 60 days if special circumstances require an extension. The Claimant shall be notified in writing of any such extension within 30 days following the request for review. An original or copy of the decision shall be furnished to the Claimant. The decision shall set forth the reasons and pertinent plan provisions or relevant laws on which the decision rests. The decision shall be final and binding upon the Claimant and the Plan Administrator and all other persons having or claiming to have an interest in the Plan or in any Account established under the Plan.

         14.6     Arbitration

                  (a) Any Participant's, Inactive Participant's or Beneficiary's claim remaining unresolved after exhaustion of the procedures in
Section 15.4 and 15.5 (and to the extent permitted by law any dispute concerning any breach or claimed breach of duty regarding the Plan) shall be settled solely by binding arbitration at the Employer's principal place of business at the time of the arbitration, in accordance with the Employment Claims Rules of the American Arbitration Association. Judgment on any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party to any dispute regarding the Plan shall pay the fees and costs of presenting his, her or its case in arbitration. All other costs of arbitration, including the costs of any transcript of the proceedings, administrative fees, and the arbitrator's fees shall be borne equally by the parties.

                  (b) Except as otherwise specifically provided in this Plan, the provisions of this Section 15.6 shall be absolutely exclusive for any and all purposes and fully applicable to each and every dispute regarding the Plan including any claim which, if pursued through any state or federal court or administrative proceeding, would arise at law, in equity or pursuant to statutory, regulatory or common law rules, regardless of whether such claim would arise in contract, tort or under any other legal or equitable theory or basis. The arbitrator who hears or decides any claim under the Plan shall have jurisdiction and authority to award only Plan benefits and prejudgment interest; and apart from such benefits and interest, the arbitrator shall not have any authority or jurisdiction to make any award of any kind including, without limitation, compensatory damages, punitive damages, foreseeable or unforeseeable economic damages, damages for pain and suffering or emotional distress, adverse tax consequences or any other kind or form of damages. The remedy, if any, awarded by such arbitrator shall be the sole and exclusive remedy for each and every claim that is subject to arbitration pursuant to this Section 15.6. Any limitations on the relief that can be awarded by the arbitrator are in no way intended (i) to create rights or claims that can be asserted outside arbitration or (ii) in any other way to reduce the exclusivity of arbitration as the sole dispute resolution mechanism with respect to this Plan.

                  (c) The Plan and the Company will be the necessary parties to any action or proceeding involving the Plan. No person employed by the Company, no Participant, Inactive Participant or Beneficiary or any other person having or claiming to have an interest in the Plan will be entitled to any notice or process, unless such person is a named party to the action or proceeding. In any arbitration proceeding all relevant statutes of limitation shall apply. Any final judgment or decision that may be entered in any such action or proceeding will be binding and conclusive on all persons having or claiming to have any interest in the Plan.

         14.7     Notices

                  Any notice from the Plan Administrator to an Employee, Participant, Inactive Participant or Beneficiary regarding this Plan may be addressed to the last known residence of said person as indicated in the records of the Company. Any notice to, or any service of process upon, the Company or the Plan Administrator with respect to this Plan may addressed as follows:

                           PLAN ADMINISTRATOR
                           Range Resources Corporation
                           801 Cherry Street, Suite 1550
                           Fort Worth, TX 76102

         14.8     Indemnification

                  To the extent permitted by law, the Company shall, and hereby does, indemnify and hold harmless any director, officer or employee of the Company who is or may be deemed to be responsible for the operation of the Plan, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from a duty, act, omission or decision with respect to the Plan, so long as such duty, act, omission or decision does not involve gross negligence or willful misconduct on the part of such director, officer or employee. Any individual so indemnified shall, within 10 days after receipt of notice of any action, suit or proceeding, notify the Company and offer in writing to the Company the opportunity, at the Company's expense, to handle and defend such action, suit or proceeding, and the Company shall have the right, but not the obligation, to conduct the defense in any such action, suit or proceeding. An individual's failure to give the Company such notice and opportunity shall relieve the Company of any liability to said individual under this Section 15.8. The Company may satisfy its obligations under this provision (in whole or in part) by the purchase of insurance. Any payment by an insurance carrier to or on behalf of such individual shall, to the extent of such payment, discharge any obligation of the Company to the individual under this indemnification.

15.      MISCELLANEOUS

         15.1     Alternative Acts and Times

                  If it becomes impossible or burdensome for the Company or the Plan Administrator to perform a specific act at a specific time required by this Plan, the Company or Plan Administrator may perform such alternative act which most nearly carries out the intent and purpose of this Plan and may perform such required or alternative act at a time as close as administratively feasible to the time specified in this Plan for such performance. Nothing in the preceding sentence shall allow the Company or Plan Administrator to accelerate or defer any payments to Participants or Inactive Participants under this Plan, except as otherwise expressly permitted herein.

         15.2     Masculine and Feminine, Singular and Plural

                  Whenever used herein, pronouns shall include both genders, and the singular shall include the plural, and the plural shall include the singular, whenever the context shall plainly so require.

         15.3     Governing Law and Severability

                  This Plan shall be construed in accordance with the laws of the State of Delaware (exclusive of its rules regarding conflicts of law) to the extent that such laws are not preempted by ERISA or other federal laws. If any provision of this Plan shall be held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan that shall be construed as if said illegal or invalid provision had never been included.

         15.4     Facility of Payment

                  If the Plan Administrator, in its sole discretion, determines that any Employee, Participant, Inactive Participant or Beneficiary by reason of infirmity, minority or other disability, is physically, mentally or legally incapable of giving a valid receipt for any payment due him or her or is incapable of handling his or her own affairs and if the Plan Administrator is not aware of any legal representative appointed on his or her behalf, then the Plan Administrator, in its sole discretion, may direct (a) payment to or for the benefit of the Employee, Participant, Inactive Participant or Beneficiary; (b) payment to any person or institution maintaining custody of the Employee, Participant, Inactive Participant or Beneficiary; or (c) payment to any other person selected by the Plan Administrator to receive, manage and disburse such payment for the benefit of the Employee, Participant, Inactive Participant or Beneficiary. The receipt by any such person of any such payment shall be a complete acquittance therefor; and any such payment, to the extent thereof, shall discharge the liability of the Company, the Plan Administrator, and the Plan for any amounts owed to the Employee, Participant, Inactive Participant or Beneficiary hereunder. In the event of any controversy or uncertainty regarding who should receive or whom the Plan Administrator should select to receive any payment under this Plan, the Plan Administrator may seek instruction from a court of proper jurisdiction or may place the payment (or entire Account) into such court with final distribution to be determined by such court.

         15.5     Correction of Errors

                  Any crediting of Compensation or interest accruals to the Account of any Employee, Participant, Inactive Participant or Beneficiary under a mistake of fact or law shall be returned to the Company. If an Employee, Participant, Inactive Participant or Beneficiary in an application for a benefit or in response to any request by the Company or the Plan Administrator for information, makes any erroneous statement, omits any material fact, or fails to correct any information previously furnished incorrectly to the Company or the Plan Administrator, or if the Plan Administrator makes an error in determining the amount payable to an Employee, Participant, Inactive Participant or Beneficiary, the Company or the Plan Administrator may correct its error and adjust any payment on the basis of correct facts. The amount of any overpayment or underpayment may be deducted from or added to the next succeeding payments, as directed by the Plan Administrator. The Plan Administrator and the Company reserve the right to maintain any action, suit or proceeding to recover any amounts improperly or incorrectly paid to any person under the Plan or in settlement of a claim or satisfaction of a judgment involving the Plan.

         15.6     Missing Persons

                  In the event a distribution of part or all of an Account is required to be made from the Plan to an Employee, Participant, Inactive Participant or Beneficiary, and such person cannot be located, the relevant portion of the Account shall escheat in accordance with the laws of the State of Delaware. If the affected Employee, Participant, Inactive Participant or Beneficiary later contacts the Company, his or her portion of the Account shall be reinstated and distributed as soon as administratively feasible. The Company shall reinstate the amount forfeited by reclaiming such amount from the State of Delaware, and allocating it to the Account of the affected Employee, Participant, Inactive Participant or Beneficiary. Prior to forfeiting any Account, the Company shall attempt to contact the Employee, Participant, Inactive Participant or Beneficiary by return receipt mail (or other carrier) at his or her last known address according to the Company's records, and, where practical, by letter-forwarding services offered through the Internal Revenue Service, or the Social Security Administration, or such other means as the Plan Administrator deems appropriate.

         15.7     Status of Participants

                  In accordance with Revenue Procedure 92-65 Section 3.01(d), this Plan hereby provides:

                  (a) Employees, Participants and Inactive Participants under this Plan shall have the status of general unsecured creditors of the Company;

                  (b) This Plan constitutes a mere promise by the Company to make benefit payments in the future;

                  (c) Any trust to which this Plan refers (i.e. any trust created by the Company and any assets held by the trust to assist the Company in meeting its obligations under the Plan) shall conform to the terms of the model trust described in Revenue Procedure 92-64; and

                  (d) It is the intention of the parties that the arrangements under this Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


         IN WITNESS WHEREOF, Range Resources Corporation has executed this amended and restated Deferred Compensation Plan for Directors and Select Employees.


                                    RANGE RESOURCES CORPORATION,
                                    a Delaware Corporation


                                    By:_________________________________________
                                         John H. Pinkerton, President

________________________________________________________________________________

                              AMENDED AND RESTATED
                           RANGE RESOURCES CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES

                        SCHEDULE A - ELECTION OF DEFERRAL
________________________________________________________________________________

1. I acknowledge that the terms and conditions of the Range Resources Corporation Deferred Compensation Plan For Directors And Select Employees have been explained to me, including the tax consequences of my decision to participate in the Plan.

2. I agree to defer a portion of my current compensation, and to have that income paid to me at a later date pursuant to the terms and conditions of the Plan, which is incorporated by reference, in its entirety, in this Election of Deferral Form.

3. I understand that this Election Form is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus, or incentive compensation.

4. I understand that any compensation I defer will be held as an asset of Range Resources Corporation, and will remain subject to the claims of the general creditors of Range Resources Corporation.

ELECTION TO DEFER COMPENSATION:

I hereby elect to defer the following amount from each of my compensation:

         _____% and/or $_______ of my salary or director's fees paid in calendar year 20____.

         _____% and/or $_______ of my bonus paid in calendar year 20____.

         _____ I hereby elect to defer ______% of any elective deferral contributions that were made to the Employer's 401(k) plan for the prior Plan Year but were treated as an excess deferral, an excess contribution or otherwise limited by application of Code Sections 401(k), 401(m), 402(g) or 415.

The foregoing Election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this Election is irrevocable until changed in accordance with the terms of the Plan.

This Election of Deferral is executed this _________ day of _______________ , 20_______:


___________________________________
(Signature)

___________________________________     _________________________
(Print Name)                            (Social Security Number)


Agreed:

RANGE RESOURCES CORPORATION


By: _______________________________     _________________________
                                        (Date)

________________________________________________________________________________

                              AMENDED AND RESTATED
                           RANGE RESOURCES CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES

                    SCHEDULE B - DISTRIBUTION REQUEST/CHANGE
________________________________________________________________________________

RETIREMENT BENEFIT DISTRIBUTION REQUEST/CHANGE:

The following supersedes any previous distribution request and, except as provided below, applies to all amounts deferred and Company Discretionary Contributions adjusted for earnings, losses, and administrative expenses credited to or charged against the Participant's Account. No Distribution Request/Change will be effective for any prior deferrals or contributions, unless the prior distribution date is at least 12 months from the date of this election.

Subject to the terms of the Plan, I elect to have the distribution of my vested Account balance under the Plan commence __________________________ (specify particular date or age).

I wish to receive my current and future deferrals in the following form: IF YOU CHECK (ii), YOU MUST INDICATE THE NUMBER OF YEARS OVER WHICH INSTALLMENT DISTRIBUTIONS SHOULD CONTINUE.

____ (i)     lump sum;

____ (ii)    in _____ substantially equal annual installments (not to exceed 10 years).


INTERIM/SPECIAL DISTRIBUTION REQUEST:

Without changing my previous Retirement Benefit Distribution Request and subject to the terms of the Plan, I elect to have $____________________ distributed from my vested Account balance under the Plan on __________________ (specify a particular date which is no less than 12 months from the date of this election).


This Distribution Request is executed this _________ day of _______________ , 20_______:


___________________________________
(Signature)

___________________________________     _________________________
(Print Name)                            (Social Security Number)


Agreed:

RANGE RESOURCES CORPORATION


By: _______________________________     _________________________
                                        (Date)

________________________________________________________________________________

                              AMENDED AND RESTATED
                           RANGE RESOURCES CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES

                        SCHEDULE C - INVESTMENT ELECTIONS
________________________________________________________________________________

The Company agrees that it will credit deferred Compensation and Company Contributions in the Employee's Account with earnings or losses from and after dates deferred amounts are credited to the Employee's Account. In determining the interest calculation under the Plan, the Company will utilize the following Calculation Assets, subject to the terms of the Plan.

             FUND                              TYPE                   Percentage
--------------------------------------------------------------------------------
Federated Money Market Fund               Stable Value                         %
Bond Fund of America                      Bond                                 %
AIM Balanced A                            Balanced                             %
Investment Comp of America                Growth & Income                      %
AIM Blue Chip A                           Large Cap                            %
AIM Constellation A                       Mid Cap                              %
AIM Aggressive Growth A                   Small Cap                            %
AIM International Equity A                International                        %
Oppenheimer Global A                      Global                               %

Range Resources Corporation               Common Stock                         %




                                                                            100%


        Participant (print name)    ______________________________

                       Signature    ______________________________

                            Date    ______________________________

          Social Security Number    ______________________________

________________________________________________________________________________

                              AMENDED AND RESTATED
                           RANGE RESOURCES CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES

                      SCHEDULE D - BENEFICIARY DESIGNATION
________________________________________________________________________________

I.       The following supersedes any previous beneficiary designation.

II. The below-named Participant's Revocable Beneficiary under the Deferred Compensation Plan For Directors And Select Employees is set forth below:

Primary Beneficiary(ies):      ____________________      ____________________

Allocation Percentage:         ____________________%     ____________________%

Relationship:                  ____________________      ____________________

Address:                       ____________________      ____________________

                               ____________________      ____________________

Social Security Number:        ____________________      ____________________



Contingent Beneficiary(ies):   ____________________      ____________________

Allocation Percentage:         ____________________%     ____________________%

Relationship:                  ____________________      ____________________

Address:                       ____________________      ____________________

                               ____________________      ____________________

Social Security Number:        ____________________      ____________________


III. If no individual beneficiary named is living at the Participant's death, the Beneficiary shall be the executor(s) or administrator(s) of the Employee' estate.

IV. This Designation of Beneficiary revokes all prior designations and shall be effective as of the date it is filed with the Plan Administrator. The Participant retains the right to revoke this Designation of Beneficiary.

Dated at ______________________, State of _____________, on ________________
____, 20____.


_____________________________________      _________________________________
Signature of Participant                   Witness Signature

_____________________________________      _________________________________
(Participant Print Name)                   (Participant Social Security Number)

________________________________________________________________________________

                              AMENDED AND RESTATED
                           RANGE RESOURCES CORPORATION
                           DEFERRED COMPENSATION PLAN
                       FOR DIRECTORS AND SELECT EMPLOYEES

                       SCHEDULE E - IN-SERVICE WITHDRAWAL
________________________________________________________________________________

HARDSHIP WITHDRAWAL:

____ I hereby elect to receive a Hardship Withdrawal in a single sum payment on the Hardship Withdrawal Date specified below, in the amount of the lesser of my vested Account or the following amount:

         AMOUNT:   $____________________  (Insert Amount - not less than $1,000)

         HARDSHIP WITHDRAWAL DATE:  ___________________________


IN-SERVICE WITHDRAWAL WITH PENALTY:

____ I hereby elect to receive an In-Service Withdrawal in a single sum payment (with penalty) on the In-Service Withdrawal date specified in the amount of my vested Account balance. I understand that by making this election, ten percent (10%) of my Account balance will be forfeited.

         IN-SERVICE WITHDRAWAL DATE:  ___________________________


No In-Service Withdrawal shall be effective unless it is elected on this form and submitted as required by the Plan Administrator.


___________________________________     _________________________
(Signature)                             (Date)

___________________________________     _________________________
(Print Name)                            (Social Security Number)


Agreed:

RANGE RESOURCES CORPORATION


By: _______________________________     _________________________
                                        (Date)